Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 1
TO NOMINATION, STANDSTILL AND SUPPORT AGREEMENT

This AMENDMENT NO. 1 TO NOMINATION, STANDSTILL AND SUPPORT AGREEMENT (this “Amendment”) is dated as of July 9, 2017 and amends the Nomination, Standstill and Support Agreement (the “Agreement”), dated as of March 14, 2016, by and among Twin Haven Special Opportunities Fund III, L.P., Twin Haven Special Opportunities Partners III, L.L.C., Twin Haven Special Opportunities Fund IV, L.P., Twin Haven Special Opportunities Partners IV, L.L.C. and Twin Haven Capital Partners, L.L.C. (collectively, “Twin Haven”) and Hawaiian Telcom Holdco, Inc., a Delaware corporation (the “Company”). All capitalized terms that are not defined elsewhere in this Amendment shall have the respective meanings assigned thereto in the Agreement.

WHEREAS, pursuant to Section 11 of the Agreement, Twin Haven and the Company desire to amend the Agreement as provided herein.

NOW, THEREFORE, Twin Haven and the Company hereby agree as follows:

1.             Amendments.

(a)           Section 3(c) of the Agreement is hereby amended to add the following at the end of such paragraph:

“Notwithstanding the foregoing, with respect to any of the transactions contemplated by that certain Agreement and Plan of Merger, dated as of July 9, 2017, by and among the Company, Cincinnati Bell Inc. and Twin Acquisition Corp. and that certain Voting Agreement, dated as of July 9, 2017, between Twin Haven and Cincinnati Bell Inc. (the “Voting Agreement”), (A) the obligations of this Section 3(c) shall apply only with respect to the lesser of (x) all of the Voting Securities owned by Twin Haven and the TH Affiliates, directly or indirectly, whether owned of record or Beneficially Owned, or (y) such portion of such Voting Securities equal to not more than 25% of the aggregate Voting Securities then issued and outstanding, (B) to the extent this Section 3(c) would require Twin Haven and the TH Affiliates to vote any Voting Securities in a manner that would violate the terms of the Voting Agreement, then Twin Haven and the TH Affiliates shall not be required by this Section 3(c) to vote such Voting Securities in such manner and (C) the entry into the Voting Agreement by Twin Haven and the TH Affiliates and compliance by such parties with the terms and conditions thereof shall not be deemed in any way to violate the terms and/or conditions of this Agreement.  For the avoidance of doubt, in the event of a conflict between the terms of the Voting Agreement and this Agreement, compliance with the terms of the Voting Agreement shall not be deemed a breach of this Agreement.”

(b)           Section 17 of the Agreement is hereby amended to add the following at the end of such paragraph:

“The Company agrees to reimburse Twin Haven up to a maximum of $50,000 of its reasonable and documented costs and expenses (including reasonable legal expenses) incurred in connection with negotiating and entering into this Amendment, the Voting Agreement and the transactions contemplated thereby.”

2.             Miscellaneous. Except as specifically provided for in this Amendment, all of the terms of the Agreement shall remain unchanged and are hereby confirmed and remain in full force and effect.  All references to the Agreement in any other agreement or document shall be deemed to mean the Agreement as amended by this Amendment.  The terms and provisions of Sections 9, 10, 11, 14 and 18 of the Agreement are incorporated herein by reference as if set forth herein and shall apply mutatis mutandis to this Amendment.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed as of the date first written above by their respective officers thereunto duly authorized.

HAWAIIAN TELCOM HOLDCO, INC.

By:	/s/ Scott K. Barber
Name: Scott K. Barber
Title: President and Chief Executive Officer

Signature Page to Amendment No. 1 to Nomination, Standstill and Support Agreement

TWIN HAVEN SPECIAL OPPORTUNITIES FUND III, L.P.
by Twin Haven Special Opportunities Partners III, L.L.C., its general partner

By:	/s/ Robert Webster
Name: Robert Webster
Title: Managing Member

TWIN HAVEN SPECIAL OPPORTUNITIES PARTNERS III, L.L.C.

By:	/s/ Robert Webster
Name: Robert Webster
Title: Managing Member

TWIN HAVEN SPECIAL OPPORTUNITIES FUND IV, L.P.
by Twin Haven Special Opportunities Partners IV, L.L.C., its general partner

By:	/s/ Robert Webster
Name: Robert Webster
Title: Managing Member

TWIN HAVEN SPECIAL OPPORTUNITIES PARTNERS IV, L.L.C.

By:	/s/ Robert Webster
Name: Robert Webster
Title: Managing Member

TWIN HAVEN CAPITAL PARTNERS, L.L.C.

By:	/s/ Robert Webster
Name: Robert Webster
Title: Managing Member

Signature Page to Amendment No. 1 to Nomination, Standstill and Support Agreement